UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Amendment”) is being filed by Vireo Growth Inc. (the “Company”) to amend and supplement (i) its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2025 (the “Proper Mergers Form 8-K”) and (ii) its Current Report on Form 8-K filed with the SEC on June 12, 2025 (the “Deep Roots Merger Form 8-K” and together with the Proper Mergers Form 8-K, the “Prior Form 8-Ks”). As previously disclosed in the Proper Mergers Form 8-K, on June 5, 2025, the Company completed its acquisition of NGH Investments, Inc., a Missouri corporation (“NGH”) and Proper Holdings Management, Inc., a Missouri corporation (“MSA Newco” and together with NGH, the “Proper Companies”). As previously disclosed in the Deep Roots Merger Form 8-K, on June 6, 2025, the Company completed its acquisition of Deep Roots Holdings, Inc., a Nevada corporation (“Deep Roots”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Prior Form 8-Ks to provide the interim financial statements and pro forma financial information related to its acquisitions of the Proper Companies and Deep Roots required by Items 9.01(a) and 9.01(b) of Form 8-K. The information presented in this Amendment should be read in conjunction with the Prior Form 8-Ks. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior Form 8-Ks. The consolidated financial statements as of December 31, 2024 and 2023 and for the years then ended for the Proper Companies and Deep Roots were incorporated by reference in the Prior Form 8-Ks.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Proper Companies

The unaudited condensed consolidated financial statements of Proper Holdings, LLC, as of March 31, 2025 and for the three months ended March 31, 2025 and 2024, and the related notes thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Deep Roots

The unaudited condensed consolidated financial statements of Deep Roots Holdings, Inc., as of March 31, 2025 and for the three months ended March 31, 2025 and 2024, and the related notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2024, and the related notes thereto, are incorporated by reference from the Company’s definitive information statement on Schedule DEFM 14C filed with the SEC on March 21, 2025, which unaudited condensed combined financial statements were included in such filing beginning on page 122.

The unaudited pro forma condensed combined financial statements of the Company and Proper Holdings, LLC as of March 31, 2025 and for the three months ended March 31, 2025, and the related notes thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

The unaudited pro forma condensed combined financial statements of the Company and Deep Roots Holdings, Inc. as of March 31, 2025 and for the three months ended March 31, 2025, and the related notes thereto, are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited financial statements of Proper Holdings, LLC as of and for the three months ended March 31, 2025 and 2024.
99.2	Unaudited financial statements of Deep Roots Holdings, Inc. as of and for the three months ended March 31, 2025 and 2024.
99.3	Unaudited pro forma condensed combined financial statements of Vireo Growth Inc. and Proper Holdings, LLC as of March 31, 2025 and for the three months ended March 31, 2025.
99.4	Unaudited pro forma condensed combined financial statements of Vireo Growth Inc. and Deep Roots Holdings, Inc. as of March 31, 2025 and for the three months ended March 31, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: August 8, 2025